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                               GUARANTY AGREEMENT

THIS GUARANTY AGREEMENT, dated as of October 10, 1997 (the "Guaranty Agreement"), is made by QUAKER FABRIC CORPORATION, a Delaware corporation (the "Guarantor") in favor of THE PRUDENTIAL INSURANCE COMPANY OF AMERICA, a New Jersey mutual insurance company, ("Prudential") and Pruco Life Insurance Company, an Arizona corporation (herein referred to individually as the "Purchaser" and collectively as the "Purchasers"). Terms not defined herein shall have the meanings specified in the Note Agreement (as defined below).

WHEREAS, each of the Purchasers has severally agreed to purchase those certain 7.09% Senior Notes due October 10, 2005, in the aggregate principal amount of $15,000,000 and 7.18% Senior Notes due October 10, 2007, in the aggregate principal amount of $30,000,000 (collectively, the "Notes") to be issued by Quaker Fabric Corporation of Fall River (the "Company") pursuant to that certain Note Purchase Agreement dated as of October 10, 1997, by and between each of the Purchasers and the Company (the "Note Agreement"); and

WHEREAS, it is a condition to the agreement of the Purchasers to purchase the Notes that this Guaranty Agreement shall have been executed and delivered by the Guarantor and shall be in full force and effect;

NOW THEREFORE, in order to induce, and in consideration of, the execution and delivery of the Note Agreement and the purchase of the Notes by each OF the Purchasers, the Guarantor hereby covenants, and agrees with, and represents and warrants to each of the Purchasers as follows:

1. THE GUARANTY. The Guarantor hereby irrevocably and unconditionally guarantees to each holder from time to time of any of the Notes, the due and punctual payment in full of (i) the principal of, the Yield-Maintenance Amount, if any, and interest on, and any other amounts due under, the Notes when and as the same shall become due and payable (whether at stated maturity or by required or optional prepayment or by acceleration or otherwise) and (ii) any other sums which may become due under the terms and provisions of the Note Agreement and the Notes (all such obligations described in clauses (i) and (ii) above are herein called the "Guaranteed Obligations"). The guaranty in the preceding sentence is an absolute, present, and continuing guaranty of payment and not of collectibility and is in no way conditional or contingent upon any attempt to collect from the Company or upon any other action, occurrence or circumstance whatsoever. In the event that the Company shall fail so to pay any of such! Guaranteed Obligations, the Guarantor agrees to pay the same when due to the holders of the Notes entitled thereto, without demand, presentment, protest or notice of any kind, in lawful money of the United States of America, at the place for payment specified in the Notes and the Note Agreement. Each default in payment of principal of, Yield-Maintenance Amount, if any, or interest



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     on any Note shall give rise to a separate cause of action hereunder and separate suits may be brought hereunder as each cause of action arises. The Guarantor hereby agrees that the Notes issued in connection with the Note Agreement may make reference to this guaranty.

     The Guarantor hereby agrees to pay and to indemnify and save the holders of the Notes harmless from and against any damage, loss, cost or expense (including attorneys' fees) which such holder may incur or be subject to as a consequence, direct or indirect, of (i) any breach by the Guarantor or by the Company of any warranty, covenant, term or condition in, or the occurrence of any default under, this Guaranty Agreement, the Notes or the Note Agreement, together with all expenses resulting from the compromise or defense of any claims or liabilities arising as a result of any such breach or default, and (ii) any legal action commenced to challenge the validity of this Guaranty Agreement, the Notes or the Note Agreement.

2. OBLIGATIONS ABSOLUTE. The obligations of the Guarantor hereunder shall be primary, absolute, irrevocable and unconditional, irrespective of the validity, regularity or enforceability of the Notes or of the Note Agreement, shall not be subject to any counterclaim, setoff, deduction or defense based upon any claim the Guarantor may have against the Company or any holder of the Notes or otherwise, and shall remain in full force and effect without regard to, and shall not be released, discharged or in any way affected by, any circumstance or condition whatsoever (whether or not the Guarantor shall have any knowledge or notice thereof), including, without limitation: (a) any amendment, modification of or supplement to the Note Agreement, the Notes or any other instrument referred to therein (except that the obligations of the Guarantor hereunder shall apply to the Note. Agreement, the Notes or such other instruments as so amended, modified or supplemented) or any assignment or transfer of any thereof or of any interest therein, or any furnishing, acceptance or release of any security for the Notes, (b) any waiver, consent, extension, indulgence or other action or inaction under or in respect of the Notes or in respect of the Note Agreement; (c) any bankruptcy, insolvency, readjustment, composition, liquidation or similar proceeding with respect to the Company or its property; (d) any merger, amalgamation or consolidation of the Guarantor or of the Company into or with any other corporation or any sale, lease or transfer of any or all of the assets of the Guarantor or of the Company to any person; (e) any failure on the part of the Company for any reason to comply with or perform any of the terms of any other agreement with the Guarantor, or (f) any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. The Guarantor covenants that its obligations hereunder will not be discharged except by payment in full of all of the Guaranteed Obligations.

3. WAIVER. The Guarantor unconditionally waives to the fullest extent permitted by law, (a) notice of acceptance hereof, of any action taken or omitted in reliance hereon and of any defaults by the Company in the payment of any amounts due



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     under the Notes or the Note Agreement, and of any of the matters referred to in paragraph 2 hereof, (b) all notices which may be required by statute, rule of law or otherwise to preserve any of the rights of each holder from time to time of the Notes against the Guarantor, including, without limitation, presentment to or demand for payment from the Company or the Guarantor with respect to any Note, notice to the Company or to the Guarantor of default or protest for nonpayment or dishonor and the filing of claims with a court in the event of the bankruptcy of the Company, (b) any right to the enforcement, assertion or exercise by any holder of the Notes of any right, power or remedy conferred in this Guaranty Agreement, the Note Agreement or the Notes, (d) any requirement or diligence on the part of any holder of the Notes and (e) any other act or omission or thing or delay to do any other act or thing which might in any manner or to any extent vary the risk of the Guarantor or which might otherwise operate as a discharge of the Guarantor.

4. OBLIGATIONS UNIMPAIRED. The Guarantor authorizes the holders of the Notes, without notice or demand to the Guarantor and without affecting its obligations hereunder, from time to time (a) to renew, compromise, extend, accelerate or otherwise change the time for payment of, or otherwise change the terms of, all or any part of the Notes, the Note Agreement or any other instrument referred to therein, (b) to take and hold security for the payment of the Notes, for the performance of this Guaranty Agreement or otherwise for the indebtedness guaranteed hereby and to exchange, enforce, waive and release any such security, (c) to apply any such security and to direct the order or manner of sale thereof as the holders of the Notes in their sole discretion may determine; (d) to obtain additional or substitute endorsers or guarantors; (e) to exercise or refrain from exercising any rights against the Company and others; and (f) to apply any sums, by whomsoever paid or however realized, to the payment of the principal of, Yield-Maintenance Amount, if any, and interest on the Notes and any other Guaranteed Obligation hereunder. The Guarantor waives any right to require the holders of the Notes to proceed against any additional or substitute endorsers or guarantors or to pursue or exhaust any security provided by the Company, the Guarantor or any other person or to pursue any other remedy available to such holders.

5. SUBROGATION. The Guarantor will not exercise any rights which it may have acquired by way of subrogation under this Guaranty Agreement, by any payment made hereunder or otherwise, or accept any payment on account of such rights, or any rights of reimbursement or indemnity or any rights or recourse to any security for the Notes or this Guaranty Agreement unless and until all of the obligations, undertakings or conditions to be performed or observed by the Company pursuant to the Notes and the Note Agreement at the time of the Guarantor's exercise of any such right shall have been performed, observed or paid in full.



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     For a period of one year after the payment in full of the Guaranteed
     Obligations, the Guarantor hereby waives (x) all rights of subrogation which it may at any time otherwise have as a result of this Guaranty Agreement (whether, statutory or otherwise) to the claims of the holders of the Notes against the Company or any other guarantor of the Guaranteed Obligations (each referred to herein as the "Other Party") and all contractual, statutory or common law rights of reimbursement, contribution or indemnity from any Other Party which it may, at any time otherwise have as a result of this Guaranty Agreement; (y) any right to enforce any other remedy which the holders of the Notes now have or may hereafter have against any Other Party, any endorser or any other guarantor of all or any part of the Guaranteed Obligations; and (z) all claims (as such term is defined in the Bankruptcy Code) it may at any time otherwise have against any Other Party arising from any transaction whatsoever, including without limitation its right to assert or enforce any such claims.

6. REINSTATEMENT OF GUARANTY. This Guaranty Agreement shall continue to be effective, or be reinstated, as the case may be, if and to the extent at any time payment, in whole or in part, of any of the sums due to any holder of the Notes for principal, Yield-Maintenance Amount, if any, or interest on the Notes or any of the other Guaranteed Obligations is rescinded or must otherwise be restored or returned by such holder upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of the Company, or upon or as a result of the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to the Company or any substantial part of its property, or otherwise, all as though such payments had not been made. If an event permitting the acceleration of the maturity of the principal amount of the Notes shall at any time have occurred and be continuing and such acceleration shall at such time be prevented or the right of any holder of a Note to receive any payment under any Note shall at such time be delayed or otherwise affected by reason of the pendency against the Company of a case or proceeding under a bankruptcy or insolvency law, the Guarantor agrees that, for purposes of this Guaranty Agreement and its obligations hereunder, the maturity of such principal amount shall be deemed to have been accelerated with the same effect as if the holders of the Notes had accelerated the same in accordance with the terms of the Note Agreement, and the Guarantor shall forthwith pay such accelerated principal amount, accrued interest and Yield-Maintenance Amount, if any, thereon and any other amounts guaranteed hereunder.

7. RANK OF GUARANTY. The Guarantor agrees that its obligations under this Guaranty Agreement shall rank at least pari passu with all other unsecured senior obligations of the Guarantor now or hereafter existing.

8.   ADDITIONAL COVENANTS OF THE GUARANTOR.

          (a) Maintenance of Corporate Existence, Etc. The Guarantor will at all times do or cause to be done all things necessary to maintain and preserve its



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     corporate existence and the corporate existence of each subsidiary of the
     Guarantor, and maintain, preserve and renew its and their licenses, patents and franchises material to the conduct of the business of the Guarantor and such subsidiaries taken as a whole, provided that nothing contained in this
     Section 8(a) shall (i) require the Guarantor or any such subsidiary (other than the Company) to maintain, preserve or renew any license, patent or franchise not necessary or desirable in the conduct of its business, (ii) prohibit the Guarantor from terminating the corporate existence of a subsidiary (other than the Company) if in the reasonable opinion of an officer of the Guarantor such termination is in the best interests of the Guarantor and is not disadvantageous to the holders of the Notes and such termination has been approved by the Board of Directors of the Guarantor, or (iii) prohibit a consolidation or merger by one subsidiary with, or a conveyance, transfer or lease by one subsidiary to, the Guarantor or another subsidiary.

          (b) Merger, Consolidation. The Guarantor shall not consolidate with or merge into any other person or convey, transfer or lease all or substantially all of its assets as an entirety (whether by one transaction or a series of related transactions) to any person, unless:

               (i) the successor entity formed by such consolidation or into which the Guarantor is merged or the successor entity which acquires by conveyance, transfer or lease all or substantially all of its assets as an entirety shall be a solvent entity organized and existing under the laws of the United States of America, any State thereof or the District of Columbia and a substantial part of such successor entity's assets, properties and operations shall be within the United States;

               (ii) such successor entity (or entity to which all or substantially all of the Guarantor's assets shall have been conveyed, transferred or leased) shall expressly assume in writing by instrument or instruments reasonably satisfactory to the Required Holders, in scope, form and legal effect, the due and punctual payment, performance and observance of all obligations of the Guarantor under this Guaranty Agreement, with the same effect as if such entity had originally been named Guarantor herein or had been a party hereto;

               (iii) prior to and immediately after giving effect to such transaction, no default or Event of Default shall exist under the Notes or the Note Agreement, or under any other document or instrument referred to therein; and

               (iv) the Guarantor shall have delivered to each of the holders of the Notes an officer's certificate stating that such consolidation, merger, conveyance, transfer or lease and the assumption agreement required by clause (ii) above comply with the provisions of this
          Section 8(b).



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               Upon any consolidation or merger, or any conveyance, transfer or lease of all or substantially all of the assets of the Guarantor as an entirety in accordance with this Section 8(b), the successor corporation formed by such consolidation or into which the Guarantor is merged or to which such conveyance, transfer or lease is made shall succeed to, and be substituted for, the Guarantor under this Guaranty Agreement, with the same effect as of such successor corporation had been named as the Guarantor herein. No such conveyance, transfer or lease of all or substantially all of the assets of the Guarantor (or any successor corporation which shall theretofore have become such in the manner prescribed in this Section 8(b)) from its obligations hereunder unless and until the Guarantor (or such successor) shall dissolve.

          (c) The Guarantor's Interest in the Company. The Guarantor shall not convey or transfer (whether by one transaction or a series of related transactions) more than fifty percent of its equity ownership interest in the Company to another person who is not an affiliate of the Guarantor without first giving each holder of a Note an opinion of counsel, reasonably satisfactory to the Required Holders, to the effect that such conveyance or transfer shall not cause this Guaranty Agreement to cease to be in full force and effect and valid and enforceable.

10.  REPRESENTATIONS AND WARRANTIES OF THE GUARANTOR.

     The Guarantor represents and warrants as follows:

          (a) Incorporation, Good Standing and Location. The Guarantor is (i) a corporation duly incorporated, validly existing and in good standing under the laws of the State of Delaware, (ii) duly qualified and authorized to do business and in good standing in every other jurisdiction where the nature of its business requires such qualification and (iii) has all requisite corporate power and authority, and all governmental licenses and permits, to own and operate its properties and to carry on its businesses as presently conducted. The Guarantor has the requisite corporate power to enter into and perform its obligations under this Guaranty Agreement.

          (b) Approval and Enforceability of Guaranty Agreement. The execution, delivery and performance of this Guaranty Agreement have been duly authorized by all necessary corporate action on the part of the Guarantor. The Guaranty Agreement has been duty and validly executed and delivered and constitutes the legal, valid and binding obligation of the Guarantor, enforceable against it. In accordance with Us terms, subject to (I) applicable bankruptcy, insolvency, moratorium, reorganization, receivership and similar laws affecting the rights and remedies of creditors generally, and (ii) general principles of equity



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     (regardless of whether such enforceability is considered in a proceeding in equity or at law).

10. NOTICES. Unless otherwise specifically provided herein, all notices, consents, directions, approvals, instructions, requests and other communications required or permitted by the terms hereof shall be in writing, and any such communication shall become effective when received, addressed in the following manner: (a) if to the Guarantor, to 941 Grinnell Street, Fall River, Massachusetts 02721, Attn: President, or (b) if to any holder of a Note, to the respective addresses set forth in the Purchasers Schedule to the Note Agreement; provided, however, that any such addressee may change its address for communications by notice given as aforesaid to the other parties hereto.

11. CONSTRUCTION. The section and subsection headings in this Guaranty Agreement are for convenience of reference only and shall neither be deemed to be a part of this Guaranty Agreement nor modify, define, expand or limit any of the terms or provisions hereof. All references herein to numbered sections, unless otherwise indicated, are to sections of this Guaranty Agreement. Words and definitions in the singular shall be read and construed as though in the plural and vice versa, and words in the masculine, neuter or feminine gender shall be read and construed as though in either of the other genders where the context so requires.

12. SEVERABILITY. If any provision of this Guaranty Agreement, or the application thereof to any person or circumstances, shall, for any reason or to any extent, be invalid or unenforceable, such invalidity or unenforceability shall not in any manner affect or render invalid or unenforceable the remainder of this Guaranty Agreement, and the application of that provision to other persons or circumstances shall not be affected but, rather, shall be enforced to the extent permitted by applicable law.

13. SUCCESSORS. The terms and provisions of this Guaranty Agreement shall be binding upon and inure to the benefit of the Guarantor and the holders of the Notes from time to time and their respective permitted successors, transferees and assigns.

14. ENTIRE AGREEMENT; AMENDMENT. This Guaranty Agreement expresses the entire understanding of the subject matter hereof; and all other understandings, written or oral, are hereby merged herein and superseded. No amendment of or supplement to this Guaranty Agreement, or waiver or modification of, or consent under, the terms hereof shall be effective unless in writing and signed by the party to be bound thereby.

15. TERM OF GUARANTY AGREEMENT. The Guaranty Agreement and all guarantees, covenants and agreements of the Guarantor contained herein shall



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     continue in full force and effect and shall not be discharged until such time as all of the Guaranteed Obligations shall be paid or otherwise discharged in full.

16. SURVIVAL. All warranties, representations and covenants made by the Guarantor herein or in any certificate or other instrument delivered by it or on its behalf under this Guaranty Agreement shall be considered to have been relied upon by the holders of the Notes and shall survive the execution and delivery of this Guaranty Agreement, regardless of any investigation made by the holder of the Notes or on their behalf.

17. FURTHER ASSURANCES. The Guarantor hereby agrees to execute and deliver all such instruments and take all such action as the holders of the Notes may from time to time reasonably request in order to effectuate fully the purposes of this Guaranty Agreement.

18. GOVERNING LAW. This Guaranty Agreement has been executed and delivered in the State of New York and shall be governed by, construed and enforced in all respects in accordance with the laws of the State of New York applicable to contracts made and to be performed entirely therein, without regard to principles of conflicts of laws.

          IN WITNESS WHEREOF, the Guarantor has caused this Guaranty Agreement to be duly executed and delivered as of the date and year first above written.


                                       QUAKER FABRIC CORPORATION



                                       By /s/ Paul Kelly
                                       --------------------------------
                                       Name:  Paul Kelly
                                       Title: Vice President--Finance




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